Exhibit 99.1

Trupanion Reports Third Quarter 2022 Results

SEATTLE, WA. November 3, 2022 -- Trupanion, Inc. (Nasdaq: TRUP), the leading provider of medical insurance for cats and dogs, today announced financial results for the third quarter ended September 30, 2022.

“The team's ability to deploy capital at strong estimated internal rates of return continues to impress. This is illustrated by our record third quarter new subscription pet growth, which was led by the veterinary channel,” said Darryl Rawlings, founder and chief executive officer of Trupanion.

Third Quarter 2022 Financial and Business Highlights

•Total revenue was $233.8 million, an increase of 29% compared to the third quarter of 2021.
•Total enrolled pets (including pets from our other business segment) was 1,439,605 at September 30, 2022, an increase of 30% over the third quarter of 2021.
•Subscription business revenue was $152.4 million, an increase of 20% compared to the third quarter of 2021 (21% on a constant currency basis).
•Subscription enrolled pets was 808,077 at September 30, 2022, an increase of 19% over the third quarter of 2021.
•Net loss was $(12.9) million, or $(0.32) per basic and diluted share, compared to net loss of $(6.8) million, or $(0.17) per basic and diluted share, in the third quarter of 2021. Net loss per share is inclusive of share-based compensation expense per share of $0.20 and $0.16 for the three months ended September 30, 2022 and September 30, 2021, respectively.
•Adjusted EBITDA was $(0.9) million, compared to adjusted EBITDA of $2.2 million in the third quarter of 2021.
•Operating cash flow was $(2.3) million and free cash flow was $(6.4) million in the third quarter of 2022. This compared to operating cash flow of $6.2 million and free cash flow of $3.5 million in the third quarter of 2021.

First Nine Months 2022 Financial and Business Highlights

•Total revenue was $659.2 million, an increase of 31% compared to the first nine months of 2021.
•Subscription business revenue was $438.0 million, an increase of 21% compared to the first nine months of 2021 (22% on a constant currency basis).
•Net loss was $(35.4) million, or $(0.87) per basic and diluted share, compared to net loss of $(28.5) million, or $(0.71) per basic and diluted share, in the first nine months of 2021. Net loss per share is inclusive of share-based compensation expense per share of $0.59 and $0.53 for the nine months ended September 30, 2022 and September 30, 2021, respectively.
•Adjusted EBITDA was $(1.4) million, compared to adjusted EBITDA of $1.2 million in the first nine months of 2021.
•Operating cash flow was $(9.0) million and free cash flow was $(20.6) million in the first nine months of 2022. This compared to operating cash flow of $2.3 million and free cash flow of $(6.2) million in the first nine months of 2021.

Conference Call
Trupanion’s management will host a conference call today to review its third quarter 2022 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at http://investors.trupanion.com and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-800-753-6150 (United States) or 1-212-231-2903 (International). A telephonic replay of the call will also be available after the completion of the call, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 22020781.

About Trupanion
Trupanion is a leader in medical insurance for cats and dogs throughout the United States, Canada, Europe, Puerto Rico and Australia with over 800,000 pets enrolled. For over two decades, Trupanion has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance with unlimited payouts for the life of their pets. With its patented process, Trupanion is the only provider with the technology to pay veterinarians directly in seconds at the time of checkout. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. Trupanion Australia is a partnership between Trupanion and Hollard Insurance Company. For more information, please visit trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to continue to grow its enrollments and revenue, and otherwise execute its business plan. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the ability to keep growing our membership base and revenue; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to retain existing Territory Partners and increase the number of Territory Partners and active hospitals; compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan; the ability to maintain the security of our data; fluctuations in the Canadian currency exchange rate; the ability to protect our proprietary and member information; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; our ability to implement and maintain effective controls, including over financial reporting; the ability to protect and enforce Trupanion’s intellectual property rights; the ability to successfully implement our alliance with Aflac; the ability to continue key contractual relationships with third parties; third-party claims including litigation and regulatory actions; the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website; and our ability to retain key personnel.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2021 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion’s website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures. These non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business. These reconciliations are included below and on Trupanion’s Investor Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense and depreciation and amortization expense allows for more meaningful comparisons between its operating results from period to period. Trupanion offsets new pet acquisition expense with sign-up fee revenue in the calculation of net acquisition cost because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s new pet acquisition expense. Trupanion believes this allows it to calculate and present financial measures in a consistent manner across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc. Consolidated Statements of Operations (in thousands, except share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	(unaudited)
Revenue:
Subscription business	$152,401	$127,077	$438,048	$360,742
Other business	81,359	54,590	221,122	143,870
Total revenue	233,760	181,667	659,170	504,612
Cost of revenue:
Subscription business(1)	128,158	103,754	365,861	299,037
Other business	75,543	49,747	204,773	131,764
Total cost of revenue(2)	203,701	153,501	570,634	430,801
Operating expenses:
Technology and development(1)	6,553	4,391	18,178	12,201
General and administrative(1)	10,314	8,246	28,907	22,897
New pet acquisition expense(1)	22,434	19,708	67,043	58,802
Depreciation and amortization	2,600	2,944	8,024	9,195
Total operating expenses	41,901	35,289	122,152	103,095
Gain (loss) from investment in joint venture	(57)	(69)	(168)	(149)
Operating loss	(11,899)	(7,192)	(33,784)	(29,433)
Interest expense	1,408	—	2,680	1
Other income, net	(889)	(61)	(1,568)	(222)
Loss before income taxes	(12,418)	(7,131)	(34,896)	(29,212)
Income tax expense (benefit)	496	(312)	491	(724)
Net loss	$(12,914)	$(6,819)	$(35,387)	$(28,488)

Net loss per share:
Basic and diluted	$(0.32)	$(0.17)	$(0.87)	$(0.71)
Weighted average shares of common stock outstanding:
Basic and diluted	40,799,819	40,283,818	40,707,677	40,044,518

(1)Includes stock-based compensation expense as follows:	Three Months Ended September 30,		Nine Months Ended September 30,

	2022	2021	2022	2021
Cost of revenue	$1,472	$1,311	$5,138	$5,769
Technology and development	1,184	749	3,193	2,213
General and administrative	3,792	2,271	9,281	6,412
New pet acquisition expense	2,195	2,112	7,214	7,024
Total stock-based compensation expense	$8,643	$6,443	$24,826	$21,418

(2)The breakout of cost of revenue between veterinary invoice expense and other cost of revenue is as follows:
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Veterinary invoice expense	$171,112	$125,058	$473,654	$353,210
Other cost of revenue	32,589	28,443	96,980	77,591
Total cost of revenue	$203,701	$153,501	$570,634	$430,801

Trupanion, Inc. Consolidated Balance Sheets (in thousands, except share data)
	September 30, 2022	December 31, 2021
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$85,506	$87,400
Short-term investments	97,438	126,012
Accounts and other receivables, net of allowance for doubtful accounts of $384 at September 30, 2022 and $342 at December 31, 2021	224,082	165,217
Prepaid expenses and other assets	14,802	12,325
Total current assets	421,828	390,954
Restricted cash	13,477	13,469
Long-term investments, at fair value	55,119	7,061
Property and equipment, net	87,066	77,950
Intangible assets, net	19,327	22,663
Other long-term assets	21,553	17,776
Goodwill	29,526	32,709
Total assets	$647,896	$562,582
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$7,627	$8,952
Accrued liabilities and other current liabilities	31,112	28,162
Reserve for veterinary invoices	39,542	39,671
Deferred revenue	202,504	146,911
Long-term debt - current portion	600	—
Total current liabilities	281,385	223,696
Long-term debt	53,560	—
Deferred tax liabilities	2,601	2,827
Other liabilities	4,612	3,859
Total liabilities	342,158	230,382
Stockholders’ equity:
Common stock: $0.00001 par value per share, 100,000,000 shares authorized; 41,901,548 and 40,873,362 issued and outstanding at September 30, 2022; 41,408,350 and 40,475,185 shares issued and outstanding at December 31, 2021	—	—
Preferred stock: $0.00001 par value per share, 10,000,000 shares authorized; no shares issued and outstanding	—	—
Additional paid-in capital	490,566	466,792
Accumulated other comprehensive loss	(6,017)	3,077
Accumulated deficit	(162,277)	(126,890)
Treasury stock, at cost: 1,028,186 shares at September 30, 2022 and 933,165 shares at December 31, 2021	(16,534)	(10,779)
Total stockholders’ equity	305,738	332,200
Total liabilities and stockholders’ equity	$647,896	$562,582

Trupanion, Inc. Consolidated Statements of Cash Flows (in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	(unaudited)
Operating activities
Net loss	$(12,914)	$(6,819)	$(35,387)	$(28,488)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	2,600	2,944	8,024	9,195
Stock-based compensation expense	8,643	6,443	24,826	21,418
Other, net	102	(386)	28	(931)
Changes in operating assets and liabilities:
Accounts and other receivables	(19,821)	(17,977)	(58,948)	(58,773)
Prepaid expenses and other assets	(1,599)	170	(4,420)	(1,922)
Accounts payable, accrued liabilities, and other liabilities	45	5,225	748	4,353
Reserve for veterinary invoices	3,061	2,984	63	9,854
Deferred revenue	17,584	13,640	56,047	47,596
Net cash (used in) provided by operating activities	(2,299)	6,224	(9,019)	2,302
Investing activities
Purchases of investment securities	(78,292)	(18,915)	(125,660)	(62,288)
Maturities of investment securities	73,280	8,486	104,492	39,066
Cash paid in business acquisition, net of cash acquired	(2,755)	—	(2,755)	—
Purchases of property and equipment	(4,131)	(2,767)	(11,610)	(8,537)
Other	71	25	(1,431)	(48)
Net cash used in investing activities	(11,827)	(13,171)	(36,964)	(31,807)
Financing activities
Proceeds from debt financing, net of financing fees	(119)	—	54,312	—
Repayments of debt	(150)	—	(300)	—
Repurchases of common stock	(4)	—	(5,755)	—
Proceeds from exercise of stock options	413	698	1,584	3,056
Shares withheld to satisfy tax withholding	(850)	(979)	(3,780)	(3,730)
Net cash (used in) provided by financing activities	(710)	(281)	46,061	(674)
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash, net	(1,268)	(461)	(1,964)	(53)
Net change in cash, cash equivalents, and restricted cash	(16,104)	(7,689)	(1,886)	(30,232)
Cash, cash equivalents, and restricted cash at beginning of period	115,087	123,654	100,869	146,197
Cash, cash equivalents, and restricted cash at end of period	$98,983	$115,965	$98,983	$115,965

The following tables set forth our key operating metrics:

	Nine Months Ended September 30,
	2022	2021
Total Business:
Total pets enrolled (at period end)	1,439,605	1,104,376
Subscription Business:
Total subscription pets enrolled (at period end)	808,077	676,463
Monthly average revenue per pet	$64.09	$63.43
Lifetime value of a pet, including fixed expenses	$673	$697
Average pet acquisition cost (PAC)	$291	$281
Average monthly retention	98.71%	98.72%

	Three Months Ended
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
Total Business:
Total pets enrolled (at period end)	1,439,605	1,348,145	1,267,253	1,176,778	1,104,376	1,024,226	943,854	862,928
Subscription Business:
Total subscription pets enrolled (at period end)	808,077	770,318	736,691	704,333	676,463	643,395	609,835	577,957
Monthly average revenue per pet	$63.80	$64.26	$64.21	$63.89	$63.60	$63.69	$62.97	$62.03
Lifetime value of a pet, including fixed expenses	$673	$713	$730	$717	$697	$681	$684	$653
Average pet acquisition cost (PAC)	$268	$309	$301	$306	$280	$284	$279	$272
Average monthly retention	98.71%	98.74%	98.75%	98.74%	98.72%	98.72%	98.73%	98.71%

The following table reflects the reconciliation of cash provided by operating activities to free cash flow (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net cash (used in) provided by operating activities	$(2,299)	$6,224	$(9,019)	$2,302
Purchases of property and equipment	(4,131)	(2,767)	(11,610)	(8,537)
Free cash flow	$(6,430)	$3,457	$(20,629)	$(6,235)

The following table reflects the reconciliation between GAAP and non-GAAP measures (in thousands except percentages):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Veterinary invoice expense	$171,112	$125,058	$473,654	$353,210
Less:
Stock-based compensation expense[1]	(960)	(769)	(3,155)	(3,740)
Other business cost of paying veterinary invoices	(58,197)	(34,432)	(152,911)	(91,605)
Subscription cost of paying veterinary invoices (non-GAAP)	$111,955	$89,857	$317,588	$257,865
% of subscription revenue	73.5%	70.7%	72.5%	71.5%

Other cost of revenue	$32,589	$28,443	$96,980	$77,591
Less:
Stock-based compensation expense[1]	(433)	(542)	(1,818)	(2,029)
Other business variable expenses	(17,346)	(15,315)	(51,862)	(40,159)
Subscription variable expenses (non-GAAP)	$14,810	$12,586	$43,300	$35,403
% of subscription revenue	9.7%	9.9%	9.9%	9.8%

Technology and development expense	$6,553	$4,391	$18,178	$12,201
General and administrative expense	10,314	8,246	28,907	22,897
Less:
Stock-based compensation expense[1]	(4,805)	(3,020)	(12,116)	(8,625)
Business combination transaction costs	(179)	—	(179)	(82)
Development expenses[2]	(2,435)	(919)	(5,705)	(2,861)
Fixed expenses (non-GAAP)	$9,448	$8,698	$29,085	$23,530
% of total revenue	4.0%	4.8%	4.4%	4.7%

New pet acquisition expense	$22,434	$19,708	$67,043	$58,802
Less:
Stock-based compensation expense[1]	(2,108)	(2,112)	(7,037)	(7,024)
Other business pet acquisition expense	(181)	(134)	(476)	(423)
Subscription acquisition cost (non-GAAP)	$20,145	$17,462	$59,530	$51,355
% of subscription revenue	13.2%	13.7%	13.6%	14.2%

[1]Trupanion employees may elect to take restricted stock units in lieu of cash payment for their bonuses. We account for such expense as stock-based compensation according to GAAP, but we do not include it in any non-GAAP adjustments. Stock-based compensation associated with bonuses was approximately $0.3 million and $0.7 million for the three and nine months ended September 30, 2022, respectively.

2As we enter the next phase of our growth, we expect to invest in initiatives that are pre-revenue, including adding new products and international expansion. These development expenses are costs related to product exploration and development that are pre-revenue and historically have been insignificant. We view these activities as uses of our adjusted operating income separate from pet acquisition spend.

The following tables reflect the reconciliation of new pet acquisition expense, previously called "sales and marketing", to acquisition cost and net acquisition cost (in thousands):

	Nine Months Ended September 30,
	2022	2021
New pet acquisition expense	$67,043	$58,802
Excluding:
Stock-based compensation expense	(7,037)	(7,024)
Acquisition cost	60,006	51,778
Net of:
Sign-up fee revenue	(3,793)	(3,792)
Other business segment pet acquisition expense	(476)	(423)
Net acquisition cost	$55,737	$47,563

	Three Months Ended
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
New pet acquisition expense	$22,434	$22,982	$21,627	$19,845	$19,708	$19,390	$19,704	$14,809
Excluding:
Stock-based compensation expense	(2,108)	(2,601)	(2,328)	(2,136)	(2,112)	(2,181)	(2,731)	$(801)
Acquisition cost	20,326	20,381	19,299	17,709	17,596	17,209	16,973	$14,008
Net of:
Sign-up fee revenue	(1,339)	(1,252)	(1,202)	(1,162)	(1,268)	(1,260)	(1,264)	$(919)
Other business segment pet acquisition expense	(181)	(186)	(109)	(76)	(134)	(118)	(171)	$(201)
Net acquisition cost	$18,806	$18,943	$17,988	$16,471	$16,194	$15,831	$15,538	$12,888

The following tables reflect the reconciliation of adjusted EBITDA to net income (loss) (in thousands):

	Nine Months Ended September 30,
	2022	2021
Net loss	$(35,387)	$(28,488)
Excluding:
Stock-based compensation expense	24,125	21,418
Depreciation and amortization expense	8,024	9,195
Interest income	(1,412)	(257)
Interest expense	2,680	1
Other non-operating expenses	(1)	2
Income tax expense (benefit)	491	(724)
Business combination transaction costs	179	82
(Gain) loss from equity method investment	(131)	6
Adjusted EBITDA	$(1,432)	$1,235

	Three Months Ended
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
Net loss	$(12,914)	$(13,618)	$(8,855)	$(7,042)	$(6,819)	$(9,221)	$(12,448)	$(3,502)
Excluding:
Stock-based compensation expense	8,306	8,462	7,358	6,808	6,443	6,527	8,448	2,602
Depreciation and amortization expense	2,600	2,707	2,717	2,770	2,944	3,158	3,093	2,301
Interest income	(1,018)	(297)	(97)	(80)	(85)	(84)	(88)	(83)
Interest expense	1,408	1,193	79	9	—	3	(2)	337
Other non-operating expenses	—	(1)	—	—	(1)	3	—	1
Income tax expense (benefit)	496	19	(24)	1,034	(312)	(195)	(217)	44
Business combination transaction costs	179	—	—	—	—	—	82	522
(Gain) loss from equity method investment	—	(131)	—	—	—	6	—	—
Adjusted EBITDA	$(943)	$(1,666)	$1,178	$3,499	$2,170	$197	$(1,132)	$2,222

Contacts:

Investors:
Laura Bainbridge, Vice President, Corporate Communications
Investor.Relations@trupanion.com